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                                                                  EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-8 (No. 33-51759 and No. 33-51757) of Rexene Corporation of our report dated February 7, 1995 appearing on Page F-2 of this 1994 Annual Report on Form 10-K.


Price Waterhouse LLP
Dallas, Texas
March 9, 1995